EXHIBIT 23.1
                                                             ------------




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants we hereby consent to the incor-poration by reference in this registration statement of our reports dated February 4, 2000 included or incorporated by reference in NorthWestern Corporation's Annual Report on Form 10-K for the year ended Decem-ber 31, 1999 and to all references to our Firm included in this registration statement.


                                        /s/  ARTHUR ANDERSEN LLP



   Minneapolis, Minnesota
   November 22, 2000